Exhibit 99.1

Terra Nova Financial Group, Inc. Announces $5 million Stock Buyback Program

Chicago, IL., September 28, 2007 - Terra Nova Financial Group, Inc. (OTCBB: TNFG.OB), a leading financial services technology company specializing in trading and brokerage services, announced today that its board of directors has authorized the use of up to $5 million to repurchase Terra Nova Financial Group, Inc.'s outstanding common stock. Stock repurchases will be made in the open market, in block transactions, or in privately negotiated transactions and may be made from time to time or in one or more larger repurchases, all as determined by the officers of the Company in their discretion. The Company shall conduct the repurchases in compliance with Securities and Exchange Commission Rule 10b-18. The program shall commence immediately and expire on September 30, 2008. The program does not obligate the Company to acquire any particular amount of common stock and the program may be modified, suspended or terminated at any time at the Company's discretion.

In addition, the board of directors declared all accumulated dividends payable with regard to all shares outstanding under all series of Preferred Stock of the company, to holders of record on September 28th, 2007.

The company currently has approximately 27,200,000 shares of common stock outstanding. Any shares of common stock repurchased may be canceled or will be available for reissuance for general corporate purposes.

About Terra Nova Financial Group, Inc.

Terra Nova Financial Group, Inc. operates through two wholly-owned subsidiaries: Terra Nova Financial, LLC (Member FINRA, NFA, SIPC, NASDAQ, NYSE Arca Equities, NYSE Arca Options, ISE, BOX, NSX, BSE, CHX, and AMEX) and RushGroup Technologies, Inc.

Terra Nova Financial, LLC ("Terra Nova") is a full-service self-clearing agency broker-dealer and futures commission merchant offering to brokers, institutions and individuals a broad suite of trading products including domestic equities, options, exchange-traded funds ("ETFs"), commodity futures and options, fixed income securities, mutual funds and foreign exchange. Terra Nova provides market access, order execution, superior customer support and comprehensive clearing services to professional traders and investors.

Terra Nova, through RushGroup, offers innovative proprietary trading platforms for active, professional and institutional traders, with advanced order routing technology and desktop customization capabilities that provide the client with the best trading tools possible.

Terra Nova is headquartered in Chicago with a sales presence in New York and San Francisco.

Forward-looking statements

All statements in this presentation that are not historical are forward-looking statements. These statements relate to future events or our future financial performance and involve known and unknown risks. Such forward-looking statements may be identified by words such as "believe," "anticipate," "should," "intend," "plan," "will," "expect," "estimate," "project," "strategy," or similar statements. Statements reflect the Company's current views concerning future events and are subject to risks and uncertainties. These statements are based upon assumptions and assessments made by our management in light of their experience and perception of historical trends, current conditions, expected future developments and other factors our management believes appropriate. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in these forward-looking statements, including, without limitation, our ability to achieve or maintain profitable operations and to maintain sufficient cash to operate our business and meet our liquidity requirements; our ability to obtain financing, if required, on terms acceptable to us, if at all; the success of our research and development; competitive developments affecting our current products; our ability to successfully attract strategic partners and to market both new and existing products; exposure to lawsuits and regulatory proceedings; our ability to protect our intellectual property; governmental laws and regulations affecting operations; our ability to identify and complete diversification opportunities; the impact of acquisitions, divestitures, restructurings, product withdrawals and other unusual items; and other factors detailed from time to time in our filing with the Securities and Exchange Commission. Except as required by law, the Company assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contact Information

For more information about Terra Nova's brokerage and clearing services, please visit www.terranovafinancial.com.
For more information about Terra Nova's technology offering, please visit www.rushgroup.com.

Investor Relations: Brooke Hoffmann, 1-312-827-3602
Media Contact: Christopher Hartman, 1-312-827-3695